SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report
(Date of Earliest Event Reported):
May 6, 2011

UNITED MORTGAGE TRUST
(Exact Name of Registrant as Specified in its
Governing Instruments)
(a Maryland trust)

Commission File Number 333-10109

(IRS Employer Identification)Number 75-6496585)

1301 Municipal Way
Grapevine, Texas 76051
(address of principal executive offices)

Registrant's telephone number, including area code: (214) 237-9305

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On May 6, 2011, United Mortgage Trust sent to its shareholders and to certain broker-dealers an annual report letter presenting information relating to our financial status and outlook. The letter is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

The following exhibit is included with this Report:

99.1. United Mortgage Trust annual report shareholder letter dated May 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED MORTGAGE TRUST

May 6, 2011	/s/ Stuart Ducote
Stuart Ducote
President